EXHIBIT 10.1

                                 AMENDMENT NO. 2
                                       AND
                                     CONSENT
                         Dated as of September 18, 1998
                                       to
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                          Dated as of October 17, 1997

                  This Amendment No. 2 and Consent ("Agreement") dated as of September 18, 1998 is entered into among AVIATION SALES OPERATING COMPANY, a Delaware corporation ("ASOC"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/KRATZ-WILDE MACHINE COMPANY, a Delaware corporation ("Kratz-Wilde") (ASOC, Aerocell and Kratz-Wilde being collectively referred to as the "Existing Borrowers" and each, individually, an "Existing Borrower"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO" and, together with the Existing Borrowers and Whitehall, the "Borrowers" and each individually, a "Borrower") and the "Lenders" (as defined in the Credit Agreement identified below) signatory hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

                  WHEREAS, Borrowers, Aviation Sales Company, a Delaware corporation (the "Parent"), Citicorp USA, Inc., as Agent, and certain financial institutions as Lenders and Issuing Banks, are parties to that certain Third Amended and Restated Credit Agreement dated as of October 17, 1997, as heretofore amended as of March 31, 1998 (the "Credit Agreement");

                  WHEREAS, Borrowers have informed the Agent that Aviation Sales Maintenance, Repair & Overhaul Company, a Delaware corporation and wholly-owned subsidiary of the Parent ("MR&O"), has entered into that certain Stock Purchase Agreement dated as of August 10, 1998 (as amended by First Amendment to Stock Purchase Agreement dated September 18, 1998) with Primark Corporation, a Michigan corporation ("Primark"), and TIMCO, a true and correct copy of which is attached hereto as ANNEX I (the "Purchase Agreement"), pursuant to which, among other things, MR&O has agreed to purchase from Primark, and Primark has agreed to sell to MR&O, all of the issued and outstanding capital stock of TIMCO for $70,000,000 in cash (the "Purchase"), and the Parent has guaranteed the performance of MR&O's obligations under the Purchase Agreement (the "Guaranty");

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                  WHEREAS, Borrowers have requested that the Lenders (i) agree to amend the Credit Agreement to increase the Revolving Credit Commitments by $108,571,428.60 to $200,000,000, (ii) consent to the Purchase and Guaranty pursuant to the terms and conditions of the Purchase Agreement, (iii) consent to the use by Borrowers of the proceeds of a $70,000,000 Borrowing of Revolving Loans under the Credit Agreement for application by Borrowers to the payment of the cash consideration due Primark upon consummation of the Purchase pursuant to the terms of the Purchase Agreement (the "Acquisition Funding"), (iv) agree to amend the letter of credit sublimit to permit the issuance by the Issuing Bank of Standby Letters of Credit as security for obligations relative to certain special facility revenue bonds pertaining to TIMCO's Greensboro, North Carolina facility and (v) add each of TIMCO and Whitehall Corporation, a Delaware corporation and wholly-owned subsidiary of MR&O, as "Borrowers" under and as defined in the Credit Agreement; and

                  WHEREAS, subject to the terms and conditions stated herein, the Borrowers and the Lenders have agreed to the consents and amendments described in SECTIONS 1 and 2 hereof;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. CONSENT TO THE PURCHASE AND RELATED MATTERS. Effective as of September 22, 1998, and subject to the satisfaction of the conditions precedent set forth in SECTION 3 hereof, the Lenders hereby consent to:

                  (a) MR&O's consummation of the Purchase, and Parent's granting the Guaranty, pursuant to the terms and conditions of the Purchase Agreement (without giving effect to any amendments or modifications thereof which have not been approved in writing by the Requisite Lenders as defined in the Credit Agreement after giving effect to the amendments to the definition of "Requisite Lenders" set forth in
         SECTION 2 hereof; all further references in this Agreement to the Purchase Agreement being construed to mean the Purchase Agreement as so constituted), notwithstanding the provisions of SECTIONS 10.04, 10.05 or 10.08 of the Credit Agreement;

                  (b) use by Borrowers of the proceeds of a $70,000,000 Borrowing of Revolving Loans under the Credit Agreement on the date hereof for application by Borrowers to the payment of the cash consideration due Primark upon consummation of the Purchase pursuant to the terms of CLAUSE (A) of this section, notwithstanding the provisions of SECTIONS 2.05, 10.04 or 10.08 of the Credit Agreement; and

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                  (c) the transfer by (i) AVS Manufacturing & Repair Company of all of the issued and outstanding Capital Stock of Caribe Aviation, Inc., a Florida corporation to MR&O, (ii) AVS Manufacturing & Repair Company of all of the issued and outstanding Capital Stock of Aerocell to MR&O, and (iii) Whitehall of all of the issued and outstanding Capital Stock of Aero Hushkit Corporation, a Delaware corporation, to Leasing Affiliate or a Subsidiary thereof and the modification of
         SCHEDULE 7.01-C to the Credit Agreement to give effect to such transfers.

                  SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of September 22, 1998, and subject to the satisfaction of the conditions precedent set forth in SECTION 3 hereof, the Credit Agreement is hereby amended as follows:

                  (a) the introductory paragraph of the Credit Agreement is deleted in its entirety and replaced with the following provision:

                           This Third Amended and Restated Credit Agreement dated as of October 17, 1997 (as amended, supplemented or modified from time to time, the "Agreement") is entered into among Aviation Sales Operating Company, a Delaware corporation ("ASOC"), Aerocell Structures, Inc., an Arkansas corporation ("Aerocell"), AVS/Kratz-Wilde Machine Company, a Delaware corporation ("Kratz-Wilde"), Whitehall Corporation, a Delaware corporation ("Whitehall"), and Triad International Maintenance Corporation, a Delaware corporation ("TIMCO") (ASOC, Aerocell, Kratz-Wilde, Whitehall and TIMCO being collectively referred to as the "Borrowers" and each, individually, as a "Borrower"), Aviation Sales Company, a Delaware corporation (the "Parent"), the institutions from time to time a party hereto as Lenders, whether by execution of this Agreement or an Assignment and Acceptance, the institutions from time to time a party hereto as Issuing Banks, whether by execution of this Agreement or an Assignment and Acceptance, Citicorp Securities, Inc., a Delaware corporation, in its capacity as arranger, and Citicorp USA, Inc., a Delaware corporation, in its capacity as agent for the Lenders and the Issuing Banks hereunder (in such capacity, the "Agent").

                  (b) SECTION 1.01 of the Credit Agreement is further amended to delete, in its entirety, the definition of "BORROWING BASE" and to replace such definition with the following definition:

                           "BORROWING BASE" means, as of any date of determination, an amount equal to the sum of:

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         (i) seventy-five percent (75%) of the face amount of Eligible
         Receivables of ASOC, Aerocell, Kratz-Wilde, Distribution, and Apex (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), PLUS

         (ii) eighty-five percent (85%) of the face amount of Eligible Receivables of Caribe, TIMCO and the Whitehall Subsidiaries (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), PLUS

         (iii) fifty percent (50%) of the face amount of earned, but unbilled for periods less than ninety-one (91) days, Receivables of TIMCO and the Whitehall Subsidiaries (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), PLUS

         (iv) up to forty percent (40%) of the value of Eligible Inventory of Aerocell, Kratz-Wilde, Caribe, Apex, TIMCO and the Whitehall Subsidiaries, in each case as set forth on the Borrowing Base Certificate, PLUS

         (v) (a) during the period commencing on September 22, 1998 and ending on March 21, 1999, up to the respective percentages of the value of Eligible Inventory included in Inventory Asset Group A, Inventory Asset Group B, and Inventory Asset Group C, in each case as set forth on the Borrowing Base Certificate, or (b) from and after March 22, 1999, the lesser of (1) up to the respective percentages of the value of Eligible Inventory included in Inventory Asset Group A, Inventory Asset Group B, and Inventory Asset Group C, in each case as set forth on the Borrowing Base Certificate, or (2) seventy percent (70%) of the appraised value of Eligible Inventory included in Inventory Asset Group A, Inventory Asset Group B and Inventory Asset Group C, in each case as set forth in appraisals prepared in form and substance and by appraisers satisfactory to the Requisite Lenders on an orderly liquidation basis consistent with that methodology used in preparation of the Appraisals, PLUS

         (vi) fifty percent (50%) of the appraised fair market value of Kratz-Wilde's owned Real Property, PLUS

         (vii) sixty percent (60%) of the appraised orderly liquidation value of Kratz-Wilde's owned Equipment.

         For purposes of this definition, (1) Eligible Receivables and Eligible Inventory, in each case and as of any date of determination, shall be determined after deduction of all Eligibility Reserves then effective with respect to such items, (2) the value referenced in CLAUSES (IV) and (V)

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         shall be determined on the bases described in the Borrowing Base
         Certificate as reflected on the books and records of the Borrowers, the Whitehall Subsidiaries or Distribution, as applicable, and (3) the advance rates applicable under CLAUSE (I) with respect to Eligible Receivables of Apex and Caribe, CLAUSE (II), CLAUSE (III), and CLAUSE
         (IV) with respect to Eligible Inventory of Caribe, Apex, TIMCO and the Whitehall Subsidiaries, (and the related provisions of the form of Borrowing Base Certificate) shall be subject to adjustment (increase/decrease but in no event in the case of CLAUSES (I) or (II) below 75%) and modification by the Agent on or before March 22, 1999 by written notice to the Borrowers and Lenders dependent upon the results of the Agent's audit of the Receivables and Inventory of Caribe, Apex, TIMCO and the Whitehall Subsidiaries. In each instance, the amounts described hereinabove shall be designated as such on the Borrowing Base Certificate dated as of such date of determination.

                  (c) SECTION 1.01 of the Credit Agreement is further amended to add the reference ", Caribe, Apex, the Whitehall Subsidiaries" after each reference to the term "Borrowers", to add the reference ", Caribe, Apex, Whitehall Subsidiary" after each reference to the term "Borrower", and to add the reference ", Caribe's, Apex's, Whitehall Subsidiary's" after each reference to the term "Borrower's", in each case in the definitions of "ELIGIBLE INVENTORY" and "ELIGIBLE RECEIVABLES" set forth in such section.

                  (d) SECTION 1.01 of the Credit Agreement is further amended to delete the figure "$131,428,571.40" which appears in the definition of "REVOLVING CREDIT COMMITMENT" in such section and to replace such figure with the figure "$200,000,000."

                  (e) SECTION 1.01 of the Credit Agreement is further amended to
(i) delete, in their entirety, each of the definitions of "BASE RATE MARGIN", "ELIGIBILITY RESERVES", "EURODOLLAR RATE MARGIN", "PERFORMANCE LEVEL 1", "PERFORMANCE LEVEL 2", "PERFORMANCE LEVEL 3", "PERFORMANCE LEVEL 4", "PERFORMANCE LEVEL 5" and "PERFORMANCE LEVEL 6", and to replace such definitions with the following definitions:

                           "BASE RATE MARGIN" means, as of any date of determination, a per annum rate equal to the rate set forth below opposite the then applicable Performance Level set forth below:

                  PERFORMANCE LEVEL                           BASE RATE MARGIN
                  -----------------                           ----------------
                        1                                          0.000%
                        2                                          0.000%
                        3                                          0.000%
                        4                                          0.250%

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                        5                                          0.500%
                        6                                          0.750%
                        7                                          1.000%

         ; PROVIDED, HOWEVER, THAT, notwithstanding the foregoing, the Base Rate Margin shall be 0.500% at all times during the period commencing September 22, 1998 and ending December 31, 1998.

                           "ELIGIBILITY RESERVES" means, as of three (3) Business Days after the date of written notice of any determination thereof to the Borrowers by the Agent, or to the Borrowers and the Agent by the Requisite Revolving Lenders, such amounts as the Agent, or the Requisite Revolving Lenders, as the case may be, in the exercise of its or their reasonable credit judgment, may from time to time establish against the gross amounts of Eligible Inventory and unbilled Receivables of TIMCO and the Whitehall Subsidiaries to reflect material changes in risks or contingencies arising after the Effective Date which may affect such items.

                           "EURODOLLAR RATE MARGIN" means, as of any date of determination, a per annum rate equal to the rate set forth below opposite the then applicable Performance Level set forth below:

                  PERFORMANCE LEVEL                   EURODOLLAR RATE MARGIN
                  -----------------                   ----------------------
                        1                                      1.125%
                        2                                      1.250%
                        3                                      1.500%
                        4                                      1.750%
                        5                                      2.000%
                        6                                      2.250%
                        7                                      2.500%

         ; PROVIDED, HOWEVER, THAT, notwithstanding the foregoing, the Eurodollar Rate Margin shall be 2.000% at all times during the period commencing September 22, 1998 and ending December 31, 1998.

                           "PERFORMANCE LEVEL 1" means that level of financial performance of the Parent, on a consolidated basis, measured as of the end of a fiscal quarter of ASOC, at which the ratio of Funded Debt of the Parent to EBITDA of the Parent for the then most recently ended four (4) fiscal quarter period of ASOC is less than or equal to 2.75 to 1.0.

                           "PERFORMANCE LEVEL 2" means that level of financial performance of the Parent, on a consolidated basis, measured as of the end of a fiscal quarter of ASOC, at which the ratio of Funded Debt of the Parent to EBITDA of

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         the Parent for the then most recently ended four (4) fiscal quarter period of ASOC is greater than 2.75 to 1.0 and less than or equal to
         3.25 to 1.0.

                           "PERFORMANCE LEVEL 3" means that level of financial performance of the Parent, on a consolidated basis, measured as of the end of a fiscal quarter of ASOC, at which the ratio of Funded Debt of the Parent to EBITDA of the Parent for the then most recently ended four (4) fiscal quarter period of ASOC is greater than 3.25 to 1.0 and less than or equal to 3.75 to 1.0.

                           "PERFORMANCE LEVEL 4" means that level of financial performance of the Parent, on a consolidated basis, measured as of the end of a fiscal quarter of ASOC, at which the ratio of Funded Debt of the Parent to EBITDA of the Parent for the then most recently ended four (4) fiscal quarter period of ASOC is greater than 3.75 to 1.0 and less than or equal to 4.25 to 1.0.

                           "PERFORMANCE LEVEL 5" means that level of financial performance of the Parent, on a consolidated basis, measured as of the end of a fiscal quarter of ASOC, at which the ratio of Funded Debt of the Parent to EBITDA of the Parent for the then most recently ended four (4) fiscal quarter period of ASOC is greater than 4.25 to 1.0 and less than or equal to 4.75 to 1.0.

                           "PERFORMANCE LEVEL 6" means that level of financial performance of the Parent, on a consolidated basis, measured as of the end of a fiscal quarter of ASOC, at which the ratio of Funded Debt of the Parent to EBITDA of the Parent for the then most recently ended four (4) fiscal quarter period of ASOC is greater than 4.75 to 1.0 and less than or equal to 5.25 to 1.0.

                           "PERFORMANCE LEVEL 7" means that level of financial performance of the Parent, on a consolidated basis, measured as of the end of a fiscal quarter of ASOC, at which the ratio of Funded Debt of the Parent to EBITDA of the Parent for the then most recently ended four (4) fiscal quarter period of ASOC is greater than 5.25 to 1.0.

(ii) add the following provision as clause (5) at the end of the definition of "Eligible Inventory":

                  (5)  goods constituting "Scrap/Out of Date Material",

and (iii) add the following provision at the end of the definitions of "Requisite Lenders" and "Requisite Revolving Lenders", respectively:

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         Notwithstanding the foregoing, in no event shall the Requisite Lenders or Requisite Revolving Lenders be comprised of less than two (2) Lenders at any time.

                  (f) SECTION 1.01 of the Credit Agreement is further amended to add each of the following definitions to such section in the appropriate alphabetical location:

                           "APEX" means Apex Manufacturing, Inc., an Arizona corporation and wholly-owned Subsidiary of AVS Manufacturing & Repair Company, a Delaware corporation and wholly-owned Subsidiary of Parent.

                           "CARIBE" means Caribe Aviation, Inc., a Florida corporation and wholly-owned Subsidiary of Aviation Sales Maintenance, Repair & Overhaul Company, a Delaware corporation and wholly-owned Subsidiary of Parent.

                           "WHITEHALL SUBSIDIARIES" means, collectively, Aero Corporation, a Florida corporation, and Aero Corp Macon, Inc., a Delaware corporation, in each case for so long as such entities constitute wholly-owned, direct Subsidiaries of Whitehall.

                  (g) SECTION 3.01(A)(II) of the Credit Agreement is amended to delete the figure "$15,000,000" which appears in CLAUSE (A)(I) thereof and to replace such figure with the figure "$30,000,000."

                  (h) SECTION 8.03 of the Credit Agreement is amended to add the language ", Caribe, Apex, the Whitehall Subsidiaries" after each reference in the last sentence of such section to "the Borrowers".

                  (i) SECTION 11.04 of the Credit Agreement is amended to delete in their entirety CLAUSES (II) and (III) of such section and to replace such clauses with the following clauses:

                  (ii) the period commencing on January 1, 1998 and ending on December 31, 1998 aggregating more than $17,000,000,

                  (iii) the period commencing on January 1, 1999 and ending on December 31, 1999 aggregating more than $14,400,000,

                  (iv) the period commencing on January 1, 2000 and ending on December 31, 2000 aggregating more than $12,200,000,

                  (v) the period commencing on January 1, 2001 and ending on December 31, 2001 aggregating more than $7,300,000, or

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                  (vi) any Fiscal Year ending after 2001 in excess of $7,400,000 in the aggregate;

                  (j) SECTION 15.07(C) of the Credit Agreement is amended to delete the references therein to "Borrowing Base" and "Borrowing Base Certificate" and to replace such references with references to "Borrowing Base (except to the extent modified by the Agent as anticipated by the text of such definition set forth in this Agreement with the consent of the Requisite Lenders)" and "Borrowing Base Certificate" (except to the extent modified by the Agent as anticipated by the text of the definition of Borrowing Base set forth in this Agreement)", respectively.

                  (k) The Credit Agreement is further amended to delete in their entirety (i) all of the schedules thereto and to replace such schedules, respectively, with the corresponding schedules attached to this Agreement as ANNEX II and (ii) Exhibit B and to replace such Exhibit with the Exhibit B attached to this Agreement as ANNEX III.

                  SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The provisions of SECTIONS 1 and 2 of this Agreement shall become effective on September 22, 1998, if, and only if, each of the following conditions shall have been satisfied on or before such date:

                  (a) the Agent shall have received a facsimile or original executed copy of this Agreement executed by each Borrower, Guarantor and Lender;

                  (b) the Agent shall have received each of the agreements, documents, instruments, certificates and opinions set forth in ANNEX IV hereto (except to the extent indicated on such annex as permitted to be delivered at a later date), in each case in form and substance acceptable to the Agent and the Lenders;

                  (c) the Agent shall have received evidence satisfactory to it that the Purchase has been consummated in accordance with the terms and conditions of the Purchase Agreement;

                  (d) no Event of Default or Potential Event of Default shall have occurred and be continuing as of the date all other conditions set forth in this SECTION 3 shall have been satisfied;

                  (e) no law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, (i) enjoin, prohibit or restrain (A) this Agreement from becoming effective or the making of the Acquisition Funding or (B) the consummation of the Purchase or (ii) result in a Material Adverse Effect;

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                  (f) no material adverse change shall have occurred in the
operations, assets, financial condition or prospects of Parent, TIMCO, any Borrower or Leasing Affiliate since December 31, 1997, and the Agent and the Lenders shall be satisfied that no such material adverse change shall result from the consummation of the Purchase;

                  (g) all of the representations and warranties contained in
SECTION 7.01 of the Credit Agreement, SECTION 4 of this Agreement, and in each of the other Loan Documents, shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Acquisition Funding except for such representations and warranties which are expressly made only as of a particular earlier date or dates;

                  (h) there shall have been paid to the Agent, for the account of the Lenders, Issuing Banks, and the Agent, as applicable, all fees and expenses due and payable on or before the date of the Acquisition Funding in connection with the execution and delivery of this Agreement, including, without limitation, the fees payable in accordance with the terms of that certain Fee Letter of even date herewith among the Borrowers and Citicorp;

                  (i) the Agent shall have received evidence satisfactory to it that, after giving effect to the consummation of the Purchase and the Acquisition Funding, each Borrower and Guarantor is Solvent; and

                  (j) all filings have been made and all actions have been taken, as determined to be necessary or desirable by the Agent, to create and perfect the Agent's lien on and security interest in substantially all of the property and equity interests of TIMCO as security for the Obligations, and the Agent shall have received evidence satisfactory to it that such liens and security interests are senior in priority to all other liens and security interests except as permitted by the terms of the Credit Agreement.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant as follows:

                  (a) This Agreement, the Credit Agreement as previously executed and delivered and as amended hereby, and each of the Loan Documents, constitute legal, valid and binding obligations of the Borrowers and the Guarantors named as parties thereto and are enforceable against the Borrowers and Guarantors, as applicable, in accordance with their terms.

                  (b) No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Agreement or the Purchase Agreement.

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                  (c) Each of the representations and warranties contained in the Purchase Agreement are true and correct in all material respects as of the date hereof and as of the date of the Acquisition Funding, and, as of such dates, each of the parties to the Purchase Agreement have substantially performed all covenants, duties and undertakings required of such parties as of such dates pursuant to the terms of the Purchase Agreement. All conditions precedent to, and all consents necessary to permit, the consummation of the Purchase pursuant to the Purchase Agreement have been satisfied or delivered, or waived with the prior written consent of the Requisite Lenders (defined as amended by this Agreement), and no action has been taken by any competent authority which restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, the consummation of the Purchase or the Acquisition Funding. As of the date of the Acquisition Funding, the Purchase has been consummated.

                  (d) TIMCO is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. TIMCO is duly qualified to do business and is in good standing under the laws of the State of North Carolina and each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. As of the date hereof, TIMCO has no Subsidiaries.

                  (e) The execution, delivery, performance and filing or recording, as the case may be, of each of the Purchase Agreement and the agreements or documents which are required to be executed, filed or recorded by or on behalf of the Borrowers and the Guarantors in connection with the Purchase (collectively, together with the Purchase Agreement, the "Purchase Documents") and the consummation of the transactions contemplated thereby are within each such Person's, as applicable, corporate powers, have been duly authorized by all necessary corporate action and such authorization has not been rescinded. No other corporate action or proceedings on the part of any Borrower or Guarantor are necessary to consummate such transactions.

                  (f) The execution, delivery and performance of each of the Purchase Documents to which any Borrower or any Guarantor is a party do not and will not (i) conflict with the Organizational Documents of any such Person, (ii) to the best of each Borrower's and each Guarantor's knowledge, constitute a tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or Contractual Obligation of any Borrower or any Guarantor or require termination of any Contractual Obligation, the consequences of which violation, breach, default or termination, singly or in the aggregate, will result, or is reasonably likely to result, in a Material Adverse Effect or may

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subject the Agent, any of the Lenders or any of the Issuing Banks to any
liability, (iii) result in or require the creation or imposition of any Lien whatsoever upon any of the Property or assets of a Borrower or such Guarantor, other than Liens contemplated by the Loan Documents, or (iv) require any approval of the shareholders of such Person which has not been obtained.

                  (g) Except as set forth in the Purchase Agreement, the execution, delivery and performance of each of the Purchase Documents to which any Borrower or any Guarantor is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been made, obtained or given.

                  (h) Complete and accurate copies of the following financial statements, materials and other information have been delivered to the Agent:
(i) a pro forma balance sheet, as estimated as of September 30, 1998, of the consolidated results and operations of the Parent and its Subsidiaries combined with the consolidated results and operations of Whitehall and its Subsidiaries and of TIMCO as of such date (the "Pro Forma"), (ii) projected balance sheets, statements of income and statements of cash flow for the combined, consolidated operations of the Parent and its Subsidiaries, Whitehall and its Subsidiaries and TIMCO, for the fiscal year ending 1998 (the "Projections"), (iii) the audited financial statements of Whitehall and its Subsidiaries for the fiscal year ended on December 31, 1997, (iv) the audited financial statements of TIMCO for the fiscal year ended on December 31, 1997, (v) the interim unaudited financial statements of Whitehall and its Subsidiaries for its fiscal quarter ending June 30, 1998 and of TIMCO for the fiscal quarter ending June 30, 1998. All such historical financial statements were prepared in all material respects in conformity with GAAP, except as otherwise noted therein, and fairly present in all material respects the respective financial positions, and the results of operations and cash flows for each of the periods covered thereby of the applicable Person as at the respective dates thereof.

                  (i) The Pro Forma fairly presents on a PRO FORMA basis the consolidated and consolidating financial condition of the Parent and its Subsidiaries as of the date of the Acquisition Funding, after giving effect to the Purchase and the acquisition by merger of Whitehall and its Subsidiaries, and reflects on a PRO FORMA basis those liabilities reflected in the notes thereto and resulting from consummation of such transactions and related transaction costs. The Projections and the assumptions expressed in the Pro Forma are reasonable based on the information avail able to the Parent at the time so furnished.

                  (j) There is no action, suit, proceeding, Claim, investigation or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of

AVS Amendment No. 2                    12
any Borrower, threatened against any Borrower or any Guarantor or any of their respective Property challenging the validity or the enforceability of the Purchase or any Purchase Document.

                  (k) After giving effect to the Purchase and the Acquisition Funding, each Borrower and each Guarantor is Solvent.

                  (l) Each of the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects as of the date hereof and as of the date of the Acquisition Funding (in each case after giving effect to the amendments set forth in SECTION 2 of this Agreement), except for such representations and warranties which are expressly made only as of a particular earlier date or dates.

                  SECTION 5. PRO RATA OUTSTANDINGS. On the date of the Acquisition Funding, the Lenders whose Pro Rata Shares are increased as a result of the amendments effected pursuant to this Agreement shall fund such amounts (in addition to their Pro Rata Shares of the Borrowings being made on such date) to the Lenders whose Pro Rata Shares are decreased by such amendments in amounts and to such Lenders as is necessary to cause all of the Lenders' outstanding Loans and interests in Letters of Credit to be proportionate to their respective Pro Rata Shares as modified pursuant to this Agreement. Such fundings shall constitute assignments of portions of the Loans and interests in Letters of Credit in accordance with the Credit Agreement notwithstanding any terms or conditions therein to the contrary.

                  SECTION 6. REAFFIRMATION. Each Borrower and Guarantor hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and in each other Loan Document to which it is a party (as amended hereby) and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Agreement becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date). Each Borrower and Guarantor hereby reaffirms and ratifies each grant of security granted by such Person pursuant to each Loan Document to which it is a party, and each payment, guaranty and performance obligation thereunder after giving effect to this Agreement, the Purchase and the Acquisition Funding.

                  SECTION 7.  REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

                  (a) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended

AVS Amendment No. 2                    13
hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect.

                  (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein.

                  SECTION 8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 10. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  SECTION 11. NOTICE. Pursuant to SECTION 15.08 of the Credit Agreement, the Borrowers hereby give notice to the Agent, Lenders and Issuing Bank that the notice address for the Borrowers and Parent is hereby changed from that appearing in the Credit Agreement to:

                           6905 N.W. 25th Street
                           Miami, Florida  33122-1898
                           Attn: Chief Financial Officer
                           Telecopier No. (305) 599-6610

                           with a copy to:

                           Akerman, Senterfitt & Eidson, P.A.
                           One Southeast Third Avenue
                           28th Floor
                           Miami, Florida  33131-1704
                           Attn:  Philip B. Schwartz
                           Telecopier No. (305) 374-5095

AVS Amendment No. 2                    14

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVIATION SALES OPERATING COMPANY
AEROCELL STRUCTURES, INC.
AVS/KRATZ-WILDE MACHINE COMPANY
WHITEHALL CORPORATION,
as Borrowers                                         September 18, 1998

By___________________________
  Joseph E. Civiletto
  Vice President

TRIAD INTERNATIONAL MAINTENANCE CORPORATION,
as a Borrower                                        September 22, 1998

By____________________________
  Joseph E. Civiletto
  Vice President

AVS Amendment No. 2                    15

AVIATION SALES COMPANY
AVIATION SALES LEASING COMPANY
AVIATION SALES FINANCE COMPANY
AVIATION SALES BEARINGS COMPANY
AVIATION SALES MAINTENANCE REPAIR & OVERHAUL COMPANY
CARIBE AVIATION, INC.
AIRCRAFT INTERIOR DESIGN, INC.
AERO CORPORATION
AERO HUSHKIT CORPORATION
AERO CORP MACON, INC.
HYDROSCIENCE, INC.
AVIATION SALES MANUFACTURING & REPAIR COMPANY
APEX MANUFACTURING, INC.,
as Guarantors

By___________________________
  Joseph E. Civiletto
  Vice President

CITICORP USA, INC.                                   HELLER FINANCIAL, INC.

By___________________________                        By_________________________
  Shapleigh B. Smith                                   Name:
  Attorney-in-Fact                                     Title:

CONGRESS FINANCIAL CORPORATION                       NATIONAL CITY COMMERCIAL
                                                     FINANCE, INC.

By____________________________                       By_________________________
  Name:                                                Name:
  Title:                                               Title:

FIRST UNION COMMERCIAL CORPORATION

By___________________________
  Name:
  Title:

AVS Amendment No. 2                    16

                                     ANNEX I
                                       to
                           Amendment No. 2 and Consent
                         Dated as of September 18, 1998

                     PURCHASE AGREEMENT AND FIRST AMENDMENT

                                    Attached

AVS Amendment No. 2

                                    ANNEX II
                                       to
                           Amendment No. 2 and Consent
                         Dated as of September 18, 1998

                              SUBSTITUTED SCHEDULES

                                    Attached

AVS Amendment No. 2

                                 SCHEDULE 1.01.9
                            dated September 18, 1998
                                       to
                   Third Amended and Restated Credit Agreement
                    dated as of October 17, 1997, as amended

                                 COMMITMENTS(1)

             LENDER                             REVOLVING CREDIT COMMITMENT
             ------                             ---------------------------
CITICORP USA, INC.                                    $129,895,238.11

HELLER FINANCIAL, INC.                                $ 18,285,714.28

NATIONAL CITY COMMERCIAL
FINANCE, INC.                                         $ 12,190,476.19

CONGRESS FINANCIAL CORPORATION                        $ 14,628,571.42

FIRST UNION COMMERCIAL
CORPORATION                                           $ 25,000,000.00
                                                      ---------------

TOTAL                                                 $200,000,000.00

----------
(1) As of the date hereof, all Term Loans and Revolving Loans under the Acquisition Subfacility have been repaid in full and the Lenders have no further commitments with respect to such Loans.

AVS Amendment No. 2

                                    ANNEX III
                                       to
                           Amendment No. 2 and Consent
                         Dated as of September 18, 1998

                              SUBSTITUTED EXHIBIT B

                                    Attached

AVS Amendment No. 2

                                    ANNEX IV
                                       to
                           Amendment No. 2 and Consent
                         Dated as of September 18, 1998

                            LIST OF CLOSING DOCUMENTS

                                    Attached

AVS Amendment No. 2